UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 08, 2005 (Date of earliest event reported)
SUNTERRA CORPORATION (Exact name of registrant as specified in its charter)
MD (State or other jurisdiction of incorporation)	001-13815 (Commission File Number)	95-4582157 (IRS Employer Indentification Number)
	3865 West Cheyenne Avenue North Las Vegas, Nevada (Address of principal executive offices)	89032 (Zip Code)
Registrant's telephone number, including area code: (702) 804-8600

Item 2.02. Results of Operations and Financial Condition

On February 8, 2005, Sunterra announced its financial and operating results for the three months ended December 31, 2004. The press release is attached as Exhibit 99.1 and incorporated herein by reference

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of SUNTERRA CORPORATION dated February 08, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 08, 2005	SUNTERRA CORPORATION By: /s/ Steven E. West Steven E. West Senior Vice President and Chief Financial Officer